UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)    October 28, 2004

                              ADOLPH COORS COMPANY
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             (Exact name of registrant as specified in its chapter)

          Delaware                    1-14829               84-0178360
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(State or other jurisdiction        (Commission            (IRS Employer
      of incorporation              File Number)         Identification No.)

                 311 - 10th Street
                  Golden, Colorado                             80401
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    (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code    303.279.6565

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                           PART II. OTHER INFORMATION

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      (a) On October 28, 2004, Adolph Coors Company issued a press release setting forth its earnings for the third fiscal quarter of 2004 ended September 26, 2004. A copy of its press release is being furnished as Exhibit 99.1 attached hereto and incorporated herein by reference.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 ADOLPH COORS COMPANY
                                                 (Registrant)
Date: October 28, 2004
                                                 /s/ Ronald A. Tryggestad
                                                 -------------------------------
                                                 (Ronald A. Tryggestad,
                                                 Controller and Chief
                                                 Accounting Officer)

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

   99.1 Press release of Adolph Coors Company dated October 28, 2004, reporting Adolph Coors Company financial results for the third fiscal quarter of 2004 ended September 26, 2004.